UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Definitive Proxy Statement.

☒	Definitive Additional Materials.

☐	Soliciting Material Pursuant to §240.14a-12.

Kraton Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 25, 2017.

KRATON CORPORATION

KRATON CORPORATION
15710 JOHN F. KENNEDY BLVD.
SUITE 300
HOUSTON, TX 77032

Meeting Information

Meeting Type: Annual Meeting
For holders as of: March 27, 2017
Date: May 25, 2017 **Time:** 1:00 p.m. central time
Location: The Sheraton North Houston
15700 John F. Kennedy Blvd.
Houston, TX 77032

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

E19510-P85695

— Before You Vote —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT FORM 10-K

How to View Online:
Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com.*

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Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

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E19511-P85695

Voting Items
The Board of Directors recommends you vote
FOR the following:

1. Election of Class II Directors

Nominees
01 Dominique Fournier
02 John J. Gallagher, III
03 Francis S. Kalman

The Board of Directors recommends you vote FOR proposal 2.

2. Advisory vote on the compensation of named executive officers.

The Board of Directors recommends you vote FOR 1 YEAR on proposal 3.

3. Advisory vote on the frequency of future advisory votes on the compensation of named executive officers.

The Board of Directors recommends you vote FOR proposal 4.

4. To ratify the appointment of KPMG LLP as independent registered public accounting firm for the 2017 fiscal year.

NOTE:	In their discretion, the proxies are authorized to vote upon such business as may properly come before the Annual Meeting or any postponement or adjournment thereof.